Exhibit 10.2

AMENDMENT TO PURCHASE AND SALE AGREEMENT
This AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), is executed on March 28, 2019, by and among DINWIDDIE CATTLE COMPANY, LLC, a New Mexico limited liability company (hereinafter referred to as “Seller”), SHERBROOKE PARTNERS, LLC, a Texas limited liability company (“Sherbrooke”), and INTREPID POTASH – NEW MEXICO, LLC, a New Mexico limited liability company (“Intrepid,” and together with Sherbrooke, each a “Buyer,” and collectively, as “Buyers”). Seller and Buyers are sometimes referred to collectively herein as the “Parties” and individually as a “Party”.
RECITALS
WHEREAS, the Parties entered into that certain Purchase and Sale Agreement dated February 5, 2019, (as the same may be amended from time to time, the “Purchase Agreement”); and
WHEREAS, the Parties desire to amend the Purchase Agreement and acknowledge certain matters as provided herein.
NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein and in the Purchase Agreement, the Parties hereby agree to amend the Purchase Agreement as follows:
AMENDMENTS
1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.
2.Amendment to Section 2.4(a). Section 2.4(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(a)
Ownership and possession of the Assets shall be transferred from Seller to Buyers at the Closing, but certain financial benefits and burdens with respect to the Assets shall be transferred effective as of 12:00 A.M., Mountain Standard Time, on March 1, 2019 (the “Effective Time”), as described below.”

3.Amendment to Section 10.1(b). Section 10.1(b) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(b)
by delivery of written notice from Buyers to Seller, if any of the conditions set forth in Section 8.2 have not been satisfied by Seller (or waived in writing by Buyers) by May 1, 2019 (the “Termination Date”);”

4.References. All references to the Purchase Agreement in any document, instrument, agreement, or writing delivered pursuant to the Purchase Agreement (as amended hereby) shall hereafter be deemed to refer to the Purchase Agreement as amended hereby.

US-DOCS\106852536.2

Exhibit 10.2

5.Entire Agreement. This Amendment, the Purchase Agreement and the Exhibits, Schedules and Appendices to the Purchase Agreement collectively constitute the entire agreement between the Parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations, and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof or thereof except as specifically set forth herein or therein.
6.Ratification. Except as modified and amended hereby, the Purchase Agreement shall continue in full force and effect and each of the Parties hereby ratify and confirm the Purchase Agreement as modified and amended hereby.
7.No Waiver. Nothing in this Amendment shall be construed as, or otherwise constitutes a waiver by, any Party of any of its rights under, conditions to, obligations under, or other provisions of the Purchase Agreement.
8.Incorporation. The provisions of the following Sections of the Purchase Agreement are hereby incorporated into this Amendment, mutatis mutandis: Sections 13.1, 13.2, 13.4, 13.5, 13.7, 13.8, 13.10, 13.11, 13.12 and 13.13.
[Signature page follows.]

Exhibit 10.2

IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of the Parties as of the date first written above.

SELLER:
DINWIDDIE CATTLE COMPANY, LLC

By:    /s/ Tommy Dinwiddie
Name:    John Thomas “Tommy” Dinwiddie
Title:    Managing Member

[Signature Page to Amendment to Purchase and Sale Agreement]

Exhibit 10.2

BUYERS:
SHERBROOKE PARTNERS, LLC

By:    /s/ Paul E. Jornayvaz
Name:    Paul E. Jornayvaz
Title:    Managing Member

[Signature Page to Amendment to Purchase and Sale Agreement]

Exhibit 10.2

INTREPID POTASH – NEW MEXICO, LLC

By:    /s/ Robert P. Jornayvaz III
Name:    Robert P. Jornayvaz III
Title:    President and Chief Executive Officer

[Signature Page to Amendment to Purchase and Sale Agreement]